Exhibit 2.1

NUMBER ELMY SHARES SPECIMEN SPECIMEN NOT NEGOTIABLE ellomay CAPITAL LIMITED INCORPORATED UNDER THE LAWS OF THE STATE OF ISRAEL
CUSIP M39927 12 0 ORDINARY SHARES THIS CERTIFY THAT: SPECIMEN NOT NEGOTIABLE IS THE OWNER OF SEE REVERSE FOR CERTAIN DEFINITIONS CUSIP M39927 12 0 SPECIMEN
fully paid and non-assessable ordinary shares of nis 10.00 each of Ellomay Capital Ltd. (hereinafter called the “Corporation”), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Memorandum of Association and Articles of Association and amendments thereto of the Corporation, to all of which the holder by acceptance hereto assents. This certificate is not valid until countersigned by the Transfer Agent.
WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
COUNTER SIGNED:
CONTINENTAL STOCK TRANSFER & TRUST COMPANY
JERSEY CITY. NJ TRANSFER AGENT
AUTHORIZED OFFICER

   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	–	as tenants in common	UNIF GIFT MIN ACT	–	Custodian
TEN ENT	–	as tenants by the entireties			(Cust)	(Minor)
JT TEN	–	as joint tenants with right of			under Uniform Gifts to Minors
		survivorship and not as tenants			Act
		in common			(State)

Additional abbreviations may also be used though not in the above list.

For Value Received, _____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares
of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

THE SIGNATURE TO THE ASSIGNMENT MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF A NATIONAL OR REGIONAL OR OTHER RECOGNIZED STOCK EXCHANGE IN CONFORMANCE WITH A SIGNATURE GUARANTEE MEDALLION PROGRAM.

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